SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                         March 21, 2000 (March 16, 2000)


                              Allstar Systems, Inc.
             (Exact name of registrant as specified in its charter)



               Delaware                                0-21479
       (State of Incorporation)                (Commission File Number)

                                   76-0515249
                        (IRS Employer Identification No.)




                             6401 Southwest Freeway
                              Houston, Texas 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On March 17, 2000, Allstar Systems, Inc. (the "Company"), issued a press release announcing that it had entered into an Asset Purchase Agreement, dated as of March 16, 2000 (the "Purchase Agreement"), with Amherst Computer Products Southwest, L.P., a Texas limited partnership ("Amherst"), and Amherst Technologies, L.L.C., a Nevada limited liability company ("AmTech"). Neither Amherst nor AmTech has any prior affiliation with the Company. The Purchase Agreement provides for, among other things, the purchase of certain of the Company's assets pertaining to its computer products division and information technology division located in El Paso, Texas office. The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions.

         In connection with the execution of the Purchase Agreement, James H. Long, entered into a Voting and Support Agreement with Amherst (the "Voting Agreement"), pursuant to which Mr. Long has agreed to vote his shares of common stock of the Company, representing approximately 50.1% of the outstanding common stock of the Company, in favor of approval and adoption of the Purchase Agreement.

         Also on March 17, 2000, the Company issued a press release announcing that it had consummated a transaction with Communications World International, Inc., in which Commworld will purchase certain assets and ongoing business operations of the Company's telecom systems division, which the Company expects to take a loss on the discontinuation of business in the fourth quarter of 1999.

         The Purchase Agreement, Voting Agreement and press releases are filed as exhibits hereto and are incorporated by reference. The descriptions of the Purchase Agreement and Voting Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

     2.1 Asset Purchase Agreement, dated as of March 16, 2000, by and among Amherst Southwest Computer Products, L.P., AmherstTechnologies, L.L.C. and the Company.

     99.1 Voting and Support Agreement, dated as of March 16, 2000, by and between Amherst Southwest Computer Products, L.P. and James H. Long.

     99.2 Text of Press Release, dated March 17, 2000.

     99.3 Text of Press Release, dated March 17, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2000

                                                  ALLSTAR SYSTEMS, INC.


                                                  By:/s/Donald R. Chadwick
                                                      Donald R. Chadwick
                                                      Secretary






                                INDEX TO EXHIBITS


EXHIBIT                       DESCRIPTION OF EXHIBIT

     2.1 Asset Purchase Agreement, dated as of March 16, 2000, by and among Amherst Southwest Computer Products, L.P., AmherstTechnologies, L.L.C. and the Company.

     99.1 Voting and Support Agreement, dated as of March 16, 2000, by and between Amherst Southwest Computer Products, L.P. and James H. Long.

     99.2 Text of Press Release, dated March 17, 2000.

     99.3 Text of Press Release, dated March 17, 2000.